                                                                    EXHIBIT 99.1

                                  NEWS RELEASE

For More Information Contact:                          For Immediate Release -
Eugene  S. Putnam, Jr., Chief Financial                April 18, 2002
 Officer
713-507-7292

             STERLING BANCSHARES REPORTS 25% INCREASE IN NET INCOME

HOUSTON, Texas -- Sterling Bancshares, Inc. (Nasdaq: SBIB) today reported net income for the first quarter of 2002 of $8.3 million, up 25% from the $6.6 million reported in the first quarter of 2001. Diluted earnings per share of $.19 was up 20% from the $.16 per diluted share earned in the first quarter of
2001.   For the first quarter of 2002, annualized return on average assets was
1.24%, annualized return on average common equity was 15.06% and annualized return on average tangible common equity was 20.25%.

"We are pleased to report solid first quarter results," commented J. Downey Bridgwater, President and Chief Executive Officer of Sterling. "Despite a difficult interest rate environment and a lower contribution from our mortgage company, we were able to produce quality results driven by loan growth, margin expansion and improved credit quality."

Tax equivalent net interest income was $33.5 million in the first quarter of 2002, up 21% from the first quarter of 2001. The tax equivalent net interest margin for the first quarter of 2002 was 5.69% as compared to 5.93% for the first quarter of 2001. Average loans held for investment for the first quarter of 2002 were $1.7 billion, up 22% from the first quarter of 2001. Average total deposits for the quarter ended March 31, 2002 were $2.2 billion, a 27% increase from the same period a year ago. Adjusting for the acquisition of Community Bancshares Inc. in December 2001, average loans held for investment and average total deposits in the first quarter of 2002 were up 16% and 21% respectively from the first quarter of 2001.

Noninterest income was $16.2 million in the first quarter, up 26% from the first quarter of 2001. Noninterest income represented 33% of total revenue in the first quarter of 2002. Noninterest expense was $34.4 million in the quarter, up 22% from the first quarter of 2001.

Net charge-offs in the first quarter of 2002 were $1.8 million or .37% of average loans, compared to $1.5 million or .40% of average loans in the first quarter of 2001. The provision for loan losses was $2.6 million for the first quarter, up from $2.4 million for the first quarter of 2001. The allowance for loan losses at March 31, 2002 was $23.8 million and represented 1.40% of loans held for investment, up from 1.29% a year ago.

                                    -more-

Sterling Bancshares, Inc., New Release
April 18, 2002
Page 2

Nonperforming assets were $14.3 million at March 31, 2002 or .72% of loans and foreclosed properties compared to $13.8 million and .79% of loans and foreclosed properties at March 31, 2001. Nonperforming assets at March 31, 2002 comprised ..51% of total assets, compared to .58% at December 31, 2001 and .56% a year ago.

At March 31, 2002, Sterling had total assets of $2.8 billion and total deposits of $2.3 billion. Equity capital of $223.8 million represented 8.02% of total assets at March 31, 2002. Book value per share was $5.10.

In conjunction with Sterling's first quarter earnings release, Downey Bridgwater, President and Chief Executive Officer, and Eugene Putnam, Chief Financial Officer, invite you to listen to its conference call that will be broadcast live over the Internet on Thursday, April 18, 2002 at 10:00AM EDT. To participate, please visit Sterling's web site at www.banksterling.com.

Sterling Bancshares, Inc. is a Houston-based bank holding company that operates 38 community-banking offices in the greater metro areas of Dallas, Houston, San Antonio, and South Texas. Sterling also provides mortgage-banking services through its 80 percent-owned subsidiary, Sterling Capital Mortgage Company. Sterling's common stock is traded through the Nasdaq National Market System under the symbol SBIB. For more information on Sterling Bancshares, please visit the company's web site at www.banksterling.com.

Except for historical information contained herein, this press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties, including, but not limited to, the following: general business and economic conditions in the markets the Company serves may be less favorable than anticipated which could decrease the demand for loan, deposit and other financial services and increase loan delinquencies and defaults; changes in market rates and prices may adversely impact the value of securities, loans, deposits and other financial instruments; the Company's liquidity requirements could be adversely affected by changes in its assets and liabilities; legislative or regulatory developments including changes in laws concerning taxes, banking, securities, insurance and other aspects of the financial securities industry; competitive factors may increase, including product and pricing pressures among financial services organizations; and changes in fiscal and governmental policies of the United States federal government could have an adverse effect on the Company's business. Please also read the additional risks and factors described from time to time in the Company's reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                    -more-

STERLING BANCSHARES, INC.
FINANCIAL HIGHLIGHTS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
Page 3

                                                                        THREE MONTHS ENDED          %
                                                                         2002         2001        CHANGE
                                                                        ------       ------       ------
EARNINGS & DIVIDENDS
Period Ended March 31

Net income                                                           $    8,298    $    6,641       24.95 %

Earnings per share
 Diluted                                                             $     0.19    $     0.16       19.50
 Basic                                                               $     0.19    $     0.16       19.33
 Diluted cash                                                        $     0.19    $     0.16       18.86

Average shares outstanding
 Diluted                                                                 44,658        42,711        4.56
 Basic                                                                   43,779        41,809        4.71

Dividends paid per common share                                      $    0.040    $   0.0367        9.08
End of period common shares outstanding                                  43,800        41,988        4.32
End of period book value per share                                   $     5.10    $     4.16       22.60

SELECTED RATIOS
Net interest margin                                                        5.69%         5.93%        (24)   bps
Annualized return on average assets                                        1.24%         1.28%         (4)
Annualized return on average equity                                       15.06%        15.96%        (90)
Annualized return on average tangible common equity (a)                   20.25%        16.86%        339
Tier 1  capital ratio                                                      9.67%         9.75%         (8)
Total capital ratio                                                       10.69%        10.75%         (6)
Tier 1  leverage ratio                                                     8.26%         9.83%       (157)
Tangible common ratio                                                      6.10%         6.07%          3

CONDENSED BALANCE SHEET
Average Balances
Loans available for sale                                                231,392       145,195       59.37 %
Loans held for investment                                             1,670,994     1,373,500       21.66
                                                                      ---------     ---------
Total loans                                                           1,902,386     1,518,695       25.26
Securities                                                              332,701       307,431        8.22
Trading assets                                                          103,262             -           -
Other earning assets                                                     46,288        61,404      (24.62)
Allowance for loan losses                                               (23,758)      (17,377)      36.72
Goodwill                                                                 54,812         6,588      732.00
Other assets                                                            296,345       234,962       26.12
                                                                      ---------     ---------
Total assets                                                          2,712,036     2,111,703       28.43
                                                                      =========     =========
Noninterest earning deposits                                            756,867       566,869       33.52
Interest earning deposits                                             1,456,861     1,179,649       23.50
                                                                      ---------     ---------
Total deposits                                                        2,213,728     1,746,518       26.75
Other borrowings                                                        161,353       143,033       12.81
Notes Payable                                                            20,879         1,600    1,204.94
Other liabilities                                                        35,173        15,816      122.39
                                                                      ---------     ---------
Total liabilities                                                     2,431,133     1,906,967       27.49
Trust preferred securities                                               57,500        35,938       60.00
Realized shareholders' equity                                           219,197       166,809       31.41
Accumulated other comprehensive income                                    4,206         1,989      111.46
                                                                      ---------     ---------
Total liabilities and shareholders' equity                            2,712,036     2,111,703       28.43
                                                                      =========     =========

(a) The annualized return on average tangible equity is net income divided by average common equity excluding goodwill and core deposit intangibles.

                                    -more-

STERLING BANCSHARES, INC.
FINANCIAL HIGHLIGHTS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)
Page 4

                                                            THREE MONTHS ENDED           %
                                                              2002        2001         CHANGE
                                                             ------      ------        ------
Period Ended March 31
Loans available for sale                                     291,469      215,821       35.05%
Loans held for investment                                  1,705,127    1,525,918       11.74
                                                           ---------    ---------
Total loans                                                1,996,596    1,741,739       14.63
Securities                                                   321,601      378,790      (15.10)
Trading assets                                                98,461            -           -
Other earning assets                                          42,718      106,538      (59.90)
Allowance for loan losses                                    (23,798)     (19,631)      21.23
Goodwill                                                      54,812       25,820      112.29
Other assets                                                 298,983      243,697       22.69
                                                           ---------    ---------
Total assets                                               2,789,373    2,476,953       12.61
                                                           =========    =========
Noninterest earning deposits                                 817,886      686,635       19.12
Interest earning deposits                                  1,458,865    1,377,013        5.94
                                                           ---------    ---------
Total deposits                                             2,276,751    2,063,648       10.33
Other borrowings                                             171,191      155,390       10.17
Notes payable                                                 20,879        1,600    1,204.94
Other liabilities                                             34,845       21,569       61.55
                                                           ---------    ---------
Total liabilities                                          2,503,666    2,242,207       11.66
Trust preferred securities                                    57,500       57,500           -
Minority interest                                              4,447        2,290       94.19
Realized shareholders' equity                                220,319      172,124       28.00
Accumulated other comprehensive income                         3,441        2,832       21.50
                                                           ---------    ---------
Total liabilities and shareholders' equity                 2,789,373    2,476,953       12.61
                                                           =========    =========

                                    -more-

STERLING BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS
(DOLLARS IN THOUSANDS)
Page 5


                                                            1ST QTR      4TH QTR      3RD QTR    2ND QTR      1ST QTR
                                                              2002         2001         2001       2001        2001
                                                            -------      -------      -------    -------      -------
CREDIT DATA
Allowance for loans - beginning                             22,927       21,431       20,293      19,631      16,862
Allowance from acquisitions                                      -          863            -           -       1,895
Provision for loan losses                                    2,623        3,092        3,120       3,112       2,360
Net charge-offs                                             (1,752)      (2,459)      (1,982)     (2,450)     (1,486)
                                                        ----------   ----------   ----------  ----------  ----------
Allowance for loan losses - ending                          23,798       22,927       21,431      20,293      19,631
                                                        ==========   ==========   ==========  ==========  ==========
Nonaccrual loans                                            12,551       14,179       11,585      11,127      10,432
Restructured loans                                              15            -            -                   1,356
Other real estate                                            1,677        1,837        1,887       1,738       1,895
Other repossessed assets                                        76          127          205         200         153
                                                        ----------   ----------   ----------  ----------  ----------
Total nonperforming assets                                  14,319       16,143       13,677      13,065      13,836
                                                        ==========   ==========   ==========  ==========  ==========
Accruing loans past due 90 days or more                      1,888        1,360        1,867         841         299

Nonperforming assets to loans, ORE and ORA                    0.72%        0.84%        0.78%       0.74%       0.79%
Nonperforming loans to total loans                            0.63%        0.74%        0.66%       0.63%       0.68%
Allowance to period-end loans                                 1.19%        1.19%        1.23%       1.15%       1.13%
Allowance to loans held for investment                        1.40%        1.38%        1.37%       1.30%       1.29%
Allowance to nonperforming assets                           166.20%      142.02%      156.69%     155.32%     141.88%
Net charge-offs to average loans (annualized)                 0.37%        0.54%        0.45%       0.57%       0.40%
Provision for loan losses to average loans
 (annualized)                                                 0.56%        0.68%        0.71%       0.73%       0.63%

SELECTED AVERAGE BALANCES
Loans available for sale                                   231,392      213,988      177,610     180,566     145,195
Loans held for investment                                1,670,994    1,582,103    1,558,697   1,540,352   1,373,500
Total loans                                              1,902,386    1,796,091    1,736,307   1,720,918   1,518,695
Securities                                                 332,701      346,142      361,273     379,216     307,431
Trading assets                                             103,262       94,616       62,346      39,263           -
Other earning assets                                        46,288       79,549       88,185      70,961      61,404
Goodwill                                                    54,812       36,006       26,707      26,592       6,588
Earning assets                                           2,384,637    2,316,398    2,248,111   2,210,358   1,887,530
Total assets                                             2,712,036    2,634,682    2,538,475   2,490,034   2,111,703
Noninterest earning deposits                               756,867      769,357      706,271     667,495     566,869
Interest earning deposits                                1,456,861    1,402,956    1,374,870   1,365,119   1,179,649
Total deposits                                           2,213,728    2,172,313    2,081,141   2,032,614   1,746,518
Other borrowings                                           161,353      178,857      183,164     193,569     143,033
Notes Payable                                               20,879        7,887        1,600       1,600       1,600
Trust preferred securities                                  57,500       57,500       57,500      57,500      35,938
Shareholders' equity                                       223,403      197,959      189,952     181,633     168,798

FUNDINGS AT MORTGAGE COMPANY
Original production                                        474,572      473,155      492,523     511,384     369,974
Refinanced                                                 201,934      358,350      122,649     159,409     125,188
                                                        ----------   ----------   ----------   ---------  ----------
Total                                                      676,506      831,505      615,172     670,793     495,162
                                                        ==========   ==========   ==========   =========  ==========


                                    -more-

STERLING BANCSHARES, INC.
CONSOLIDATED BALANCE SHEET
(DOLLARS IN THOUSANDS)
Page 6


                                                                               PERIOD END AS OF             INCREASE/(DECREASE)
                                                                          --------------------------        ------------------
                                                                             3/31/02       12/31/01           AMOUNT       %
                                                                            ---------     ----------          ------     -----
ASSETS
Cash and cash equivalents                                                 $  133,523      $  148,295         $(14,772)   (10.0)%
Interest-bearing deposits in financial institutions                            2,099           2,114              (15)    (0.7)
Securities purchased with an agreement to resell                               1,732          12,313          (10,581)   (85.9)
Trading assets                                                                98,461         118,511          (20,050)   (16.9)
Available-for-sale securities, at fair value                                 249,332         264,491          (15,159)    (5.7)
Held-to-maturity securities, at amortized cost                                72,269          78,408           (6,139)    (7.8)
Loans held for sale                                                          291,469         261,505           29,964     11.5

Loans held for investment:
 Commercial and industrial                                                   518,408         513,866            4,542      0.9
 Real estate:
  Commercial                                                                 560,847         530,076           30,771      5.8
  Mortgage                                                                   173,295         186,527          (13,232)    (7.1)
  Construction and development                                               297,234         282,304           14,930      5.3
 Consumer/other                                                              155,380         154,075            1,305      0.8
 Unearned premium (discount)                                                     (37)            (60)              23    (38.3)
                                                                          ----------      ----------         --------
  Loans held for investment                                                1,705,127       1,666,788           38,339      2.3
Allowance for credit losses                                                  (23,798)        (22,927)            (871)     3.8
                                                                          ----------      ----------         --------
 Loans, net                                                                1,681,329       1,643,861           37,468      2.3
Accrued interest receivable                                                   12,080          11,593              487      4.2
Real estate acquired by foreclosure                                            1,677           1,837             (160)    (8.7)
Premises and equipment, net                                                   53,927          54,175             (248)    (0.5)
Goodwill, net                                                                 54,812          54,812                -        -
Core deposit intangible                                                        1,941           2,036              (95)    (4.7)
Mortgage servicing rights                                                     20,720          19,592            1,128      5.8
Other assets                                                                 114,002         104,547            9,455      9.0
                                                                          ----------      ----------         --------
TOTAL ASSETS                                                              $2,789,373      $2,778,090         $ 11,283      0.4
                                                                          ==========      ==========         ========
LIABILITIES AND SHAREHOLDERS' EQUITY
Demand deposits:
 Noninterest-bearing                                                      $  817,886      $  797,850         $ 20,036      2.5
 Interest-bearing                                                            878,593         879,542             (949)    (0.1)
Certificates of deposit and other time deposits:
 Jumbo                                                                       325,858         333,091           (7,233)    (2.2)
 Nonjumbo                                                                    254,414         258,497           (4,083)    (1.6)
                                                                          ----------      ----------         --------
 Total deposits                                                            2,276,751       2,268,980            7,771      0.3
Securities sold under agreements to repurchase and other borrowed
 funds                                                                       171,191         180,298           (9,107)    (5.1)
Note payable                                                                  20,879          20,879                -        -
Accrued interest payable and other liabilities                                34,845          28,832            6,013     20.9
                                                                          ----------      ----------         --------
 Total liabilities                                                         2,503,666       2,498,989            4,677      0.2

COMPANY-OBLIGATED MANDITORILY REDEEMABLE
 TRUST PREFERRED SECURITIES OF SUBSIDIARY TRUST                               57,500          57,500                -        -

MINORITY INTEREST IN STERLING CAPITAL MORTGAGE COMPANY                         4,447           4,232              215      5.1

Shareholders' equity:
 Convertible preferred stock, $1 par value, 1 million shares
  authorized                                                                      39              39                -        -
 Common stock, $1 par value, 50 million shares authorized                     43,800          43,770               30      0.1
 Capital surplus                                                              42,791          42,526              265      0.6
 Retained earnings                                                           133,689         127,144            6,545      5.1
 Accumulated other comprehensive income--net unrealized gain on
  available-for-sale securities, net of tax                                    3,441           3,890             (449)   (11.5)
                                                                          ----------      ----------         --------
  Total shareholders' equity                                                 223,760         217,369            6,391      2.9
                                                                          ----------      ----------         --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                $2,789,373      $2,778,090         $ 11,283      0.4
                                                                          ==========      ==========         ========

                                    -more-

STERLING BANCSHARES, INC.
CONSOLIDATED INCOME STATEMENT
(DOLLARS IN THOUSANDS)
Page 7


                                                                          1ST QTR           INCREASE/(DECREASE)
                                                                    ---------------------   -------------------
                                                                     2002          2001       Amount        %
                                                                    ------        ------      ------      -----
Interest income:
 Loans, including fees                                              $34,814       $35,579    $  (765)     (2.15)%
 Securities:
  Taxable                                                             3,976         3,757        219       5.83
  Tax-exempt                                                            781           853        (72)     (8.44)
 Federal funds sold and securities purchased under agreements
  to resell                                                             215           988       (773)    (78.24)
 Trading assets                                                       1,050             -      1,050          -
 Deposits in financial institutions                                      29            10         19     190.00
                                                                    -------       -------    -------
   Total interest income                                             40,865        41,187       (322)     (0.78)

Interest expense:
 Demand and savings deposits                                          2,380         4,783     (2,403)    (50.24)
 Certificates and other time deposits                                 4,512         7,173     (2,661)    (37.10)
 Other borrowed funds                                                   726         1,989     (1,263)    (63.50)
 Note payable                                                           203            33        170     515.15
                                                                    -------       -------    -------
   Total interest expense                                             7,821        13,978     (6,157)    (44.05)
                                                                    -------       -------    -------
   NET INTEREST INCOME                                               33,044        27,209      5,835      21.45

     Provision for credit losses                                      2,623         2,360        263      11.14
                                                                    -------       -------    -------
   NET INTEREST INCOME AFTER
    PROVISION FOR CREDIT LOSSES                                      30,421        24,849      5,572      22.42

Noninterest income:
 Customer service fees                                                4,102         2,797      1,305      46.66
 Gain on sale of mortgage loans                                       4,129         4,284       (155)     (3.62)
 Mortgage origination income                                          3,393         2,327      1,066      45.81
 Other                                                                4,566         3,413      1,153      33.78
                                                                    -------       -------    -------
   Total noninterest income                                          16,190        12,821      3,369      26.28

Noninterest expense:
 Salaries and employee benefits                                      19,069        15,806      3,263      20.64
 Occupancy expense                                                    5,182         3,733      1,449      38.82
 Net loss and carrying costs of real estate acquired by
  foreclosure                                                            66            15         51     340.00
 FDIC assessment                                                         52            96        (44)    (45.83)
 Technology                                                           1,214         1,181         33       2.79
 Postage and delivery charges                                           730           508        222      43.70
 Supplies                                                               539           407        132      32.43
 Professional fees                                                      709           667         42       6.30
 Minority interest expense:
  Company-obligated mandatorily redeemable trust preferred
   securities of subsidiary trusts                                    1,330           748        582      77.81
  Sterling Capital Mortgage Company                                     215           331       (116)    (35.05)
 Conversion costs related to acquisitions                                 -         1,030     (1,030)   (100.00)
 Other                                                                5,251         3,530      1,721      48.75
                                                                    -------       -------    -------
   Total noninterest expense                                         34,357        28,052      6,305      22.48

   NET INCOME BEFORE INCOME TAXES                                    12,254         9,618      2,636      27.41
     Provision for income taxes                                       3,956         2,977        979      32.89
                                                                    -------       -------    -------
   NET INCOME                                                       $ 8,298       $ 6,641    $ 1,657      24.95
                                                                    =======       =======    =======
EARNINGS PER SHARE:
 Basic                                                                $0.19         $0.16      $0.03      19.33
                                                                    =======       =======    =======
 Diluted                                                              $0.19         $0.16      $0.03      19.50
                                                                    =======       =======    =======
 Diluted cash                                                         $0.19         $0.16      $0.03      18.86
                                                                    =======       =======    =======
Weighted average basic shares                                        43,779        41,809      1,970       4.71
Weighted average diluted shares                                      44,658        42,711      1,947       4.56

                                    -more-

STERLING BANCSHARES, INC.
CONSOLIDATED INCOME STATEMENT
(DOLLARS IN THOUSANDS)
Page 8

                                                                    1ST QTR     4TH QTR      3RD QTR    2ND QTR    1ST QTR
                                                                     2002         2001        2001        2001       2001
                                                                     ----         ----        ----        ----       ----
Interest income:
 Loans, including fees                                              $34,814     $35,098     $37,375    $38,132    $35,579
 Securities:
  Taxable                                                             3,976       3,919       4,400      5,045      3,757
  Tax-exempt                                                            781         800         814        837        853
 Federal funds sold and securities purchased under agreements
  to resell                                                             215         644      1,164        782        988
 Trading assets                                                       1,050         870       1,120        797          -
 Deposits in financial institutions                                      29          22          22         25         10
                                                                    -------     -------     -------    -------    -------
   Total interest income                                             40,865      41,353      44,895     45,618     41,187

Interest expense:
 Demand and savings deposits                                          2,380       2,847       4,473      4,812      4,783
 Certificates and other time deposits                                 4,512       5,390       6,269      7,309      7,173
 Other borrowed funds                                                   726       1,031       1,794      2,047      1,989
 Note payable                                                           203          49          20         33         33
                                                                    -------     -------     -------    -------    -------
   Total interest expense                                             7,821       9,317      12,556     14,201     13,978
                                                                    -------     -------     -------    -------    -------
   NET INTEREST INCOME                                               33,044      32,036      32,339     31,417     27,209

     Provision for credit losses                                      2,623       3,092       3,120      3,112      2,360
                                                                    -------     -------     -------    -------    -------
   NET INTEREST INCOME AFTER
    PROVISION FOR CREDIT LOSSES                                      30,421      28,944      29,219     28,305     24,849

Noninterest income:
 Customer service fees                                                4,102       4,121       4,027      3,889      2,797
 Gain on sale of mortgage loans                                       4,129       6,242       6,489      7,191      4,284
 Mortgage origination income                                          3,393       3,768         526      3,771      2,327
 Other                                                                4,566       5,656       3,129      4,541      3,413
                                                                    -------     -------     -------    -------    -------
   Total noninterest income                                          16,190      19,787      14,171     19,392     12,821

Noninterest expense:
 Salaries and employee benefits                                      19,069      17,398      15,187     20,640     15,806
 Occupancy expense                                                    5,182       5,293       4,549      4,709      3,733
 Net loss and carrying costs of real estate acquired by
  foreclosure                                                            66          44          35         82         15
 FDIC assessment                                                         52         171          89        114         96
 Technology                                                           1,214       1,373       1,296      1,491      1,181
 Postage and delivery charges                                           730         715         691        663        508
 Supplies                                                               539         542         582        495        407
 Professional fees                                                      709       1,141         737        658        667
 Minority interest expense:
  Company-obligated mandatorily redeemable trust preferred
   securities of subsidiary trusts                                    1,330       1,326       1,329      1,313        748
  Sterling Capital Mortgage Company                                     215         798         617        527        331
 Conversion costs related to acquisitions                                 -         957       1,194          -      1,030
 Other                                                                5,251       6,405       4,795      4,669      3,530
                                                                    -------     -------     -------    -------    -------
   Total noninterest expense                                         34,357      36,163      31,101     35,361     28,052

   NET INCOME BEFORE INCOME TAXES                                    12,254      12,568      12,289     12,336      9,618
     Provision for income taxes                                       3,956       4,569       4,416      4,448      2,977
                                                                    -------     -------     -------    -------    -------
   NET INCOME                                                       $ 8,298     $ 7,999     $ 7,873    $ 7,888    $ 6,641
                                                                    =======     =======     =======    =======    =======
EARNINGS PER SHARE:
 Basic                                                              $  0.19     $  0.19     $  0.19    $  0.19      $0.16
                                                                    =======     =======     =======    =======    =======
 Diluted                                                            $  0.19     $  0.18     $  0.18    $  0.18      $0.16
                                                                    =======     =======     =======    =======    =======
 Diluted cash                                                       $  0.19     $  0.19     $  0.19    $  0.19      $0.16
                                                                    =======     =======     =======    =======    =======
Weighted average basic shares                                        43,779      42,558      42,263     42,080     41,809
Weighted average diluted shares                                      44,658      43,346      43,224     42,886     42,711

                                                              -more-

STERLING BANCSHARES, INC.

(DOLLARS IN THOUSANDS)
Page 9

                                                                                        QUARTER ENDED
                                                             --------------------------------------------------------------------
                                                                      MARCH 31, 2002                        MARCH 31, 2001
                                                             ------------------------------         -----------------------------
YIELD ANALYSIS                                                 AVERAGE                               AVERAGE
                                                               BALANCE     INTEREST   YIELD          BALANCE     INTEREST   YIELD
                                                             ----------     -------    ----         ---------     -------    ----
INTEREST EARNING ASSETS:
Interest bearing deposits in financial institutions          $    2,181     $    29    5.39%              666     $    10    6.09%
Federal funds sold                                               35,530         144    1.64%           24,117         339    5.70%
Securities purchased under agreements to resell                   8,577          71    3.36%           36,621         649    7.19%
Trading Assets                                                  103,262       1,050    4.12%                -           -       -
Investment securities (taxable)                                 260,068       3,976    6.20%          229,064       3,757    6.65%
Investment securities (tax-exempt)                               72,633         781    4.36%           78,367         853    4.41%
Loans (taxable)                                               1,897,248      34,731    7.42%        1,515,172      35,519    9.51%
Loans (tax-exempt)                                                5,138          83    6.55%            3,523          60    6.91%
                                                             ----------     -------    ----         ---------     -------    ----
  Total Interest Earning Assets                               2,384,637      40,865    6.95%        1,887,530      41,187    8.85%

NONINTEREST EARNING ASSETS:
Cash and due from banks                                          99,745                                77,916
Premises and equipment, net                                      54,096                                48,692
Other assets                                                    197,316                               114,942
Allowance for credit losses                                     (23,758)                              (17,377)
                                                             ----------                             ---------
  Total Noninterest Earning Assets                              327,399                               224,173
                                                             ----------                             ---------
  TOTAL ASSETS                                               $2,712,036                             2,111,703
                                                             ==========                             =========
INTEREST BEARING LIABILITIES:
Demand and savings deposits                                  $  873,071     $ 2,380    1.11%          674,738       4,783    2.87%
Certificates and other time deposits                            583,790       4,512    3.13%          504,911       7,173    5.76%
Other borrowings                                                161,353         726    1.82%          143,033       1,989    5.64%
Note payable                                                     20,879         203    3.94%            1,600          33    8.36%
                                                             ----------     -------    ----         ---------     -------    ----
  Total Interest Bearing Liabilities                          1,639,093       7,821    1.94%        1,324,282      13,978    4.28%

NONINTEREST BEARING LIABILITIES:
    Demand deposits                                             756,867                               566,869
    Other liabilities                                            35,173                                15,816
Trust preferred securities                                       57,500                                35,938
Shareholders' equity                                            223,403                               168,798
                                                             ----------                             ---------
                                                              1,072,943                               787,421
                                                             ----------                             ---------
  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 $2,712,036                             2,111,703
                                                             ==========                             =========
NET INTEREST INCOME & MARGIN                                                $33,044    5.62%                      $27,209    5.85%
                                                                            =======    ====                       =======    ====
NET INTEREST INCOME & MARGIN (TAX EQUIVALENT)                               $33,467    5.69%                      $27,597    5.93%
                                                                            =======    ====                       =======    ====

                                                              -more-

 STERLING BANCSHARES, INC.
 SEGMENT REPORTING
 (DOLLARS IN THOUSANDS, EXCEPT FOR PER SHARE DATA)
Page 10


                                           QUARTER ENDED MARCH 31, 2002                        QUARTER ENDED MARCH 31, 2001
                                    ------------------------------------------         -------------------------------------------
                                    COMMERCIAL        MORTGAGE                         COMMERCIAL        MORTGAGE
                                     BANKING          BANKING         COMBINED           BANKING         BANKING          COMBINED
                                     -------          ------           -------           -------         -------          -------
EARNINGS SUMMARY
Interest income                      $40,865          $    -           $40,865           $41,187         $     -          $41,187
Interest expense                       7,821               -             7,821            13,978               -           13,978
                                     -------          ------           -------           -------         -------           -------
Net interest income                   33,044               -            33,044            27,209               -           27,209
Provision for loan losses              2,623               -             2,623             2,360               -            2,360
Noninterest income                     6,760           9,430            16,190             4,940           7,881           12,821
Noninterest expense                   26,389           7,968            34,357            21,236           5,786           27,022
Conversion costs related to
 acquisition                               -               -                 -             1,030               -            1,030
                                     -------          ------           -------           -------         -------           -------
Earnings before income taxes          10,792           1,462            12,254             7,523           2,095            9,618
Provision for income taxes             3,355             601             3,956             2,207             770            2,977
                                     -------          ------           -------           -------         -------           -------
Net earnings                         $ 7,437          $  861           $ 8,298           $ 5,316         $ 1,325          $ 6,641
                                     =======          ======           =======           =======         =======           =======
EFFICIENCY RATIO                       65.16%         84.50%             68.81%            64.74%          73.42%           66.42%
                                     =======          ======           =======           =======         =======           =======

NONINTEREST INCOME
Customer service fees                $ 4,102          $    -           $ 4,102           $ 2,797         $     -          $ 2,797
Gain on sale of mortgage
 loans                                     -           4,129             4,129                 -           4,284            4,284
Mortgage origination income                -           3,393             3,393                 -           2,327            2,327
Other                                  2,658           1,908             4,566             2,143           1,270            3,413
                                     -------          ------           -------           -------         -------           -------
 Total                               $ 6,760          $9,430           $16,190           $ 4,940         $ 7,881          $12,821
                                     =======          ======           =======           =======         =======           =======

                                           QUARTER ENDED MARCH 31, 2002                        QUARTER ENDED MARCH 31, 2001
                                    ------------------------------------------         -------------------------------------------
                                    COMMERCIAL        MORTGAGE                         COMMERCIAL        MORTGAGE
                                     BANKING          BANKING         COMBINED           BANKING         BANKING          COMBINED
                                     -------          ------           -------           -------         -------          -------
NONINTEREST EXPENSE
Salaries and employee
 benefits                            $14,976          $4,093           $19,069           $12,318         $ 3,488          $15,806
Occupancy expense                      3,677           1,505             5,182             2,857             876            3,733
Technology                             1,157              57             1,214             1,070             111            1,181
Supplies                                 357             182               539               304             103              407
Goodwill amortization                      -               -                 -                46              68              114
Mortgage servicing rights
 amortization                              -             800               800                 -             107              107
Professional fees                        614              95               709               623              44              667
Minority interest expense              1,330             215             1,545               748             331            1,079
Conversion costs related to
 acquisitions                              -               -                 -             1,030               -            1,030
Other                                  4,278           1,021             5,299             3,270             658            3,928
                                     -------          ------           -------           -------         -------           -------
 Total                               $26,389          $7,968           $34,357           $22,266         $ 5,786          $28,052
                                     =======          ======           =======           =======         =======           =======
                                                               ####